SUPPLEMENT TO THE PROSPECTUS
Supplement dated December 29, 2021, to the Prospectus dated July 29, 2021.

MFS® Municipal Income Fund
Class A1 & B1 Shares

Effective January 1, 2022, the second paragraph under the sub-heading entitled "Frequent Trading" under the sub-section entitled "Disruptive Trading" under the main heading entitled "How To Purchase, Redeem, and Exchange Shares" is restated in its entirety as follows:
MFSC will generally restrict, reject or cancel purchase and exchange orders into the fund if MFSC determines that an accountholder has made two exchanges, each in an amount of $15,000 or more, out of an account in the fund during a calendar quarter (“two exchange limit”). This policy does not apply to Section 529 tuition plans and MFS money market funds, or to exchanges initiated by another MFS fund that invests in the fund, a retirement plan trustee or sponsor rather than by a plan participant, and other similar non-discretionary exchanges (e.g., in connection with fund mergers/acquisitions/liquidations).  MFSC may make exceptions to this policy if, in its judgment, the transaction does not represent frequent trading activity, such as purchases made through systematic purchase plans (but not systematic exchange plans), payroll contributions, or distribution investment programs. In applying this policy, MFSC considers the information available to it at the time and reserves the right to consider trading effected through multiple accounts that are under common ownership, control, or influence to be trading out of a single account.
Effective January 1, 2022, the fourth paragraph under the sub-heading entitled "Frequent Trading" under the sub-section entitled "Disruptive Trading" under the main heading entitled "How To Purchase, Redeem, and Exchange Shares" is restated in its entirety as follows:
Omnibus accounts, in which shares are held in the name of a financial intermediary on behalf of multiple underlying shareholders, are a common form of holding shares among certain financial intermediaries such as brokers, retirement plans, investment advisers, and insurance companies.

1047351            1                           LMBA1B1-SUP-I-122921